SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 13, 2003

Piedmont Natural Gas Company, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code   (704) 364-3120

(Former Name or Former Address, if Changed Since Last Report.)

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Item 5. Other Events and Regulation FD Disclosure

On September 12, 2002, the Company filed a Quarterly Report on Form 10-Q for the period ended July 31, 2002. On January 23, 2003, the Company filed an Annual Report on Form 10-K for the period ended October 31, 2002. On March 12, 2003, the Company filed a Quarterly Report on Form 10-Q for the period ended January 31, 2003. In each case, the report contained a certification to the effect that the information contained in the report fairly represented, in all material respects, the financial condition and results of operations of the Company. It was the intent of the Company that these certifications, among other things, comply with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 906).

On or about June 5, 2003, the Commission adopted final rules with respect to the furnishing of the certifications required by Section 906. When the final rule becomes effective, it will require the Section 906 certificates to be furnished as exhibits to periodic reports containing financial statements. In adopting the final rule, the Commission stated that it believes Congress intends for Section 906 certificates to be publicly available. Based on the Commission’s conclusions as contained in the final rule and in order to make the Company’s Section 906 certificates public, the Company is hereby furnishing its Section 906 certificates relating to the three previously filed reports as exhibits to this Report on Form 8-K.

Item 7. Financial Statements, ProForma Financial Information and Exhibits

Exhibit No.	Description

99.1	Section 906 Certificate dated September 12, 2002
99.2	Section 906 Certificate dated January 23, 2003
99.3	Section 906 Certificate dated March 12, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc. (Registrant)

	By	/s/ Barry L. Guy

Barry L. Guy
Vice President and Controller
(Principal Accounting Officer)

Date June 13, 2003

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